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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 14, 2006

                                  METLIFE, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                         1-15787              13-4075851
(State or other jurisdiction     (Commission file number)       (IRS Employer
      of incorporation)                                      Identification No.)

                              ---------------------

     200 PARK AVENUE, NEW YORK, NEW YORK                         10166-0188
   (Address of principal executive offices)                      (Zip Code)

                                 (212) 578-2211
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  OTHER EVENTS

     On December 14, 2006, MetLife, Inc., a Delaware corporation ("MetLife"), entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference), and (ii) a pricing agreement (attached hereto as Exhibit 1.2 and incorporated herein by reference) (the "Pricing Agreement") relating to $1,250,000,000 aggregate principal amount of 6.40% Fixed-to-Floating Rate Junior Subordinated Debentures due 2066 (the "junior subordinated debentures"), each among MetLife, and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch & Co. and HSBC Securities (USA) Inc., as representatives of the several underwriters named in Schedule I to the Pricing Agreement (the "Underwriters"), pursuant to which the Underwriters agreed to purchase the junior subordinated debentures from MetLife.

     The junior subordinated debentures are being offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-124358 under the Securities Act) filed with the U.S. Securities and Exchange Commission (the "Commission") on April 27, 2005, and a prospectus supplement dated December 14, 2006 (the "Prospectus Supplement"). The terms of the junior subordinated debentures are set forth in the Prospectus Supplement (previously filed on December 18, 2006 with the Commission pursuant to Rule 424(b)(5) under the Securities Act).


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits

         1.1 Underwriting Agreement dated December 14, 2006 among MetLife, Inc. and the Underwriters.

         1.2 Pricing Agreement dated December 14, 2006 among MetLife, Inc. and the Underwriters, relating to the junior subordinated debentures.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MetLife, Inc.

                                          By: /s/ Gwenn L. Carr
                                            ------------------------------------
                                            Name: Gwenn L. Carr
                                            Title: Senior Vice-President and
                                                   Secretary

Date: December 20, 2006

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                                EXHIBIT INDEX
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Exhibit
Number             Exhibit
-------            -------

1.1 Underwriting Agreement dated December 14, 2006 among MetLife, Inc. and the Underwriters.

1.2                Pricing Agreement dated December 14, 2006 among MetLife, Inc.
                   and the Underwriters, relating to the junior subordinated debentures.